Intangible Assets and Goodwill - Schedule of Intangible Assets Amortization Expense (Details) (FaceBank Group, Inc Pre-Merger) - USD ($) $ in Thousands	Sep. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
2020	$ 38,922
2021	30,043
2022	27,084
2023	27,010
Thereafter	105,650
Total	$ 238,440		$ 116,646
FaceBank Group, Inc Pre-Merger [Member]
2020		$ 20,868	20,862
2021		20,868	20,862
2022		20,868	20,862
2023		20,795	20,862
2024			20,790
Thereafter		12,408	12,408
Total		$ 111,459	$ 116,646	$ 136,078